UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 23, 2006

                         FRIENDLY ICE CREAM CORPORATION
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

          001-13579                                    04-2053130
-----------------------------           ----------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)

1855 Boston Road, Wilbraham, MA                          01095
-------------------------------         ----------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

                                 (413) 731-4000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

     On January 23, 2006, Allan J. Okscin, the Vice President, Corporate Controller of Friendly Ice Cream Corporation (the "Company"), announced his retirement from the Company as of May 31, 2006 (the "Separation Date"). Due to Mr. Okscin's departure, the Company is planning to undertake a reorganization of its finance organization and does not anticipate hiring to fill this position.

     On January 23, 2006, the Company and Mr. Okscin entered into an agreement which states the terms of Mr. Okscin's continuing relationship with the Company through May 31, 2007. Mr. Okscin has agreed to assist the Company, through May 31, 2007, with questions relating to matters that he was involved with while employed by Friendly's. Pursuant to the terms of the Agreement, Mr. Okscin will receive his current base salary through May 31, 2007, including a car allowance and an amount equal to his executive match as described in the agreement. If certain elections are made, Mr. Okscin is eligible to receive reimbursement of certain COBRA and medical premium payments. A copy of the Memorandum of Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

---------------- ---------------------------------------------------------------
Exhibit Number   Exhibit Description
---------------- ---------------------------------------------------------------
10.1             Memorandum of Agreement dated as of January 23, 2006

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                                       2

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 23, 2006        FRIENDLY ICE CREAM CORPORATION


                               By:   /s/ PAUL V. HOAGLAND
                                  ----------------------------------------------
                               Name:  Paul V. Hoagland
                               Title: Executive Vice President of Administration
                                      and Chief Financial Officer

                                  EXHIBIT INDEX

---------------- ---------------------------------------------------------------
Exhibit Number   Exhibit Description
---------------- ---------------------------------------------------------------
10.1             Memorandum of Agreement dated as of January 23, 2006

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